SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): October 2, 1998


                        IMPERIAL CREDIT INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


                                   California
                 (State or other jurisdiction of incorporation)


                0-19861                               95-4054791
         (Commission File No.)             (IRS Employer Identification No.)


       23550 Hawthorne Boulevard                         90505
         Building 1, Suite 110                        (Zip Code)
         Torrance, California
    (Address of principal executive
               offices)


       Registrant's telephone number, including area code: (310) 791-8020



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ITEM 5.  OTHER EVENTS.

            (a) The Board of Directors of the Company authorized a dividend of one preferred share purchase right (a "Right") for each outstanding share of common stock, no par value, of the Company. The dividend is payable on October 12, 1998 to the stockholders of record at the close of business on that date. Each Right entitles the registered holder to purchase from the Company one one-hundredth of a share of Series A Junior Participating Preferred Stock, par value $0.0001 per share, of the Company (the "Preferred Shares") at a price of $40 per one one-hundredth of a Preferred Share, subject to adjustment. The description and terms of the Rights are set forth in an Agreement (the "Agreement") between the Company and U.S. Stock Transfer Corporation, as Rights Agent.

            A copy of the Agreement and a summary description of the terms of the Rights and the press release announcing the declaration of the Rights are attached hereto as exhibits and incorporated herein by reference.

            The descriptions of the matters described in this Current Report on Form 8-K do not purport to be complete and are qualified in their entirety by reference to the exhibits hereto.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (c)   Exhibits.

            4.1 Agreement, dated as of October 2, 1998, between Imperial Credit Industries, Inc. and U.S. Stock Transfer Corporation, as Rights Agent, including the form of Certificate of Determination of Preferences as Exhibit A, the form of Right Certificate as Exhibit B and the Summary of Rights to Purchase Preferred Shares as Exhibit C.

            99.1 Text of Press Release relating to the declaration of the Rights dated October 2, 1998.

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  October 2, 1998

                                    IMPERIAL CREDIT INDUSTRIES, INC.


                                    By:/s/ Irwin L. Gubman
                                       ----------------------------
                                    Name:  Irwin L. Gubman
                                    Title: General Counsel and Secretary










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

                                  EXHIBIT LIST

Exhibit
  No.                               Description
  ---                               -----------

  4.1 Agreement, dated as of October 2, 1998, between Imperial Credit Industries, Inc. and U.S. Stock Transfer Corporation, as Rights Agent, including the form of Certificate of Determination of Preferences as Exhibit A, the form of Right Certificate as Exhibit B and the Summary of Rights to Purchase Preferred Shares as Exhibit C.

 99.1 Text of Press Release relating to the declaration of the Rights dated October 2, 1998.
















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